UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2006

PLATO Learning, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20842	36-3660532
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10801 Nesbitt Avenue South, Bloomington, Minnesota		55437
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-832-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

In December 2005, our Board of Directors (the "Board") approved amendments to our 1993 Employee Stock Purchase Plan ("ESPP"). The amended ESPP was filed as an exhibit to our Annual Report on Form 10-K for the year ended October 31, 2005. We have since discovered that certain language revising the restriction period (removing the six month restriction period on selling the purchased shares) that was approved by the Board was inadvertently left out of the amended plan document. The updated plan document is attached hereto as Exhibit 10.28.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.28 PLATO Learning, Inc. 1993 Employee Stock Purchase Plan (As Amended by the Second Amendment)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATO Learning, Inc.

March 23, 2006	By:	Laurence L. Betterley

Name: Laurence L. Betterley
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.28	PLATO Learning, Inc. 1993 Employee Stock Purchase Plan (As Amended by the Second Amendment)